SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549




                                    FORM 8-K

                                 CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 9, 1997
                                                 ----------------


                     FORD MOTOR CREDIT COMPANY
      (Exact name of registrant as specified in its charter)

          Delaware                  1-6368              38-1612444
-----------------------     -----------------------  -------------------
(State or other juris-      (Commission File Number)   (IRS Employer
 diction of incorporation                            Identification No.)

The American Road, Dearborn, Michigan                        48121
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code 313-322-3000

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ITEM 5. Other Events.


     On October 8, 1997, Standard & Poor's Ratings Group ("S&P") announced that it had lowered certain debt ratings of Ford Motor Company ("Ford") and certain of its affiliates. S&P's news release dated October 8, 1997, filed as Exhibit 99 to this Current Report on Form 8-K, is incorporated by reference herein.

     Also on October 8, 1997, Moody's Investor Service confirmed all of the debt ratings of Ford and its affiliates, including the senior long-term debt rating of "A1" for Ford, Ford Motor Credit Company ("Ford Credit") and Ford Credit Europe plc and of "A3" for The Hertz Corporation ("Hertz"), and the commerical paper rating of "Prime-1" for Ford Credit, Ford Credit Europe plc and Hertz.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                                    EXHIBITS
                                    --------

Designation           Description                    Method of Filing
-----------           -----------                    ----------------

Exhibit 99         S&P's news release dated          Filed with this Report
                   October 8, 1997




                                    SIGNATURE
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                              FORD MOTOR CREDIT COMPANY
                                                     (Registrant)


Date:  October 9, 1997                           By:/s/R. P. Conrad
                                                 -----------------
                                                    R. P. Conrad
                                                    Assistant Secretary
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                                  EXHIBIT INDEX
                                  -------------


DESIGNATION                      DESCRIPTION
-----------                      -----------

Exhibit 99                S&P's news release dated
                          October 8, 1997